UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

July 29, 2020
Date of Report (date of earliest event reported)

CLARIVATE Plc
(Exact name of registrant as specified in its charter)
Jersey, Channel Islands
(State or other jurisdiction of incorporation or organization)
001-38911
(Commission File Number)
N/A
(I.R.S. Employer Identification No.)

Friars House 160 Blackfriars Road
London	SE1 8EZ
United Kingdom
(Address of Principal Executive Offices)
(44) 207-433-4000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares	CCC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☒

Item 1.01. Entry Into a Material Definitive Agreement
Agreement to Combine With CPA Global
On July 29, 2020, Clarivate Plc, a global leader in providing trusted information and insights to accelerate the pace of innovation, entered into a definitive agreement (the “Purchase Agreement”) to acquire CPA Global, a global leader in intellectual property software and tech-enabled services. Clarivate will issue up to 218,306,663 ordinary shares to Redtop Holdings Limited ("Seller"), a portfolio company of Leonard Green Partners (“LGP”), representing approximately 35% pro forma fully diluted ownership of Clarivate. A copy of the Purchase Agreement is attached hereto as Exhibit 2.1 and incorporated by reference herein, and the foregoing description is qualified in its entirety by reference thereto.
At closing, Clarivate expects to refinance CPA Global’s outstanding debt with approximately $400 million of cash on hand and $1.5 billion of new debt. Clarivate has secured a $1.5 billion fully committed incremental term loan facility led by Citi and Bank of America.
Closing of the CPA Global transaction is subject to customary conditions, including regulatory approvals and clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. Closing is expected to occur in the fourth quarter of 2020.
At closing, Clarivate will enter into an Investor Rights Agreement with certain owners of Seller, including affiliates of LGP, and certain existing shareholders of Clarivate, including affiliates of Onex Partners Advisor LP (“Onex”) and an affiliate of Baring Private Equity Asia Pte Ltd (“Baring”), under which LGP will be given the right to nominate two members of Clarivate’s board of directors for so long as LGP maintains ownership of at least 10% of Clarivate, and one member of the board for so long as LGP maintains ownership of at least 5% of Clarivate. Under the Investor Rights Agreement, LGP and certain other owners of Seller will agree not to dispose of their Clarivate ordinary shares until October 1, 2021, subject to certain exceptions. In addition, Onex and Baring will agree not to dispose of the approximately 99.2 million ordinary shares they currently hold during this lock-up period, except that with the approval of Clarivate’s chief executive officer, Onex and Baring may sell up to 49.6 million ordinary shares beginning on or after closing. The form of Investor Rights Agreement is attached hereto as Exhibit 10.1 and incorporated by reference herein, and the foregoing description is qualified in its entirety by reference thereto.
Also at closing, Clarivate will enter into a Registration Rights Agreement with LGP, certain other owners of Seller, Onex, Baring and certain other Clarivate shareholders under which such shareholders will be entitled to cause Clarivate to register their ordinary shares for resale under the Securities Act of 1933, as amended (the “Securities Act”) upon expiration of the lock-up period described above. The form of Registration Rights Agreement is attached hereto as Exhibit 10.2 and incorporated by reference herein, and the foregoing description is qualified in its entirety by reference thereto.
Forward-Looking Statements
This report contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on management’s current beliefs, expectations, and assumptions regarding our ability to close the CPA Global transaction and to obtain permanent debt financing in connection therewith, and to realize the expected synergies of the combination transaction, as well as the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Because forward-looking statements relate to the future, they are difficult to predict and many are outside of our control. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements are discussed under the caption “Risk Factors” in our 2019 Annual Report on Form 10-K and in the Current Report on Form 8-K we filed on June 19, 2020, with the Securities and Exchange Commission (“SEC”), along with our other filings with the SEC. However, those factors should not be considered to be a complete statement of all potential risks and uncertainties. Additional risks and uncertainties not known to us or that we currently deem immaterial may also impair our business operations. Forward-looking statements are based only on information currently available to our management and speak only as of the date of this report. We do not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Please consult our public filings with the SEC or our website at www.clarivate.com.
Item 1.02. Termination of a Material Definitive Agreement
The information set forth under Item 1.01 is incorporated herein by reference. In connection with execution of the Purchase Agreement, Onex, Baring and certain of Clarivate’s existing shareholders entered into an agreement pursuant to which, at closing of the CPA Global transaction, Clarivate’s existing Sponsor Agreement, Amended and Restated Shareholder Agreement, Amended and Restated Registration Rights Agreement and Director Nomination Agreement, each of which was filed with Clarivate’s Annual Report on Form 10-K for the year ended December 31, 2019 as Exhibit 10.2, Exhibit 10.5, Exhibit 10.6 and Exhibit 10.12, respectively, will be terminated. The Termination Agreement is attached hereto as Exhibit 10.3 and incorporated by reference herein, and the foregoing description is qualified in its entirety by reference thereto.
Item 3.02. Unregistered Sales of Equity Securities
The information set forth under Item 1.01 is incorporated herein by reference. The ordinary shares to be issued by Clarivate to Seller pursuant to the Purchase Agreement will be exempt from the registration requirements of the Securities Act under Section 4(a)(2) thereof.
Item 7.01. Regulation FD Disclosure
A copy of Clarivate’s press release dated July 29, 2020 announcing the CPA Global transaction is furnished as Exhibit 99.1 hereto. Clarivate will be delivering the investor presentation attached hereto as Exhibit 99.2 on the conference call referred to in the press release.
The information in this Item 7.01, including Exhibits 99.1 and 99.2, furnished herewith, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

No.	Description
2.1 †	Purchase Agreement
10.1	Form of Investor Rights Agreement
10.2	Form of Registration Rights Agreement
10.3 †	Termination Agreement
99.1	Press Release dated July 29, 2020
99.2	Supplemental Information dated July 29, 2020
† Schedules and exhibits omitted pursuant to Item 601(a)(5) of Regulation S-K. Copies of any omitted schedule or exhibit will be furnished to the SEC upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 29, 2020	CLARIVATE Plc
	By:	/s/ Richard Hanks
Richard Hanks
Chief Financial Officer
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